EXHIBIT 99.1



           CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report on Form 10K of First Keystone Corporation (the "Company") for the period ending December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, J. Gerald Bazewicz, President and CEO, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

   1.  The Report fully complies with the requirements of Section
       13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.






                               /s/ J. Gerald Bazewicz
                               J. Gerald Bazewicz
                               President and CEO



March 25, 2003


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